Exhibit 99.2
                                 ------------
                Computational Materials and/or ABS Term Sheets

                                                   Computational Materials for
[COUNTRYWIDE LOGO]       Countrywide Asset-Backed Certificates, Series 2005-03



-----------------------------------------------------------------------------
               Class AF-1A Corridor Contract Agreement Schedule
                               and Strike Rates

-----------------------------------------------------------------------------
                    Notional Schedule       Cap Strike           Cap Ceiling
   Period                 ($)                   (%)                   (%)
-----------------------------------------------------------------------------
     1                    189,973,000        7.53840%              9.00000%
     2                    186,428,807        6.53311%              9.00000%
     3                    182,411,352        6.32221%              9.00000%
     4                    177,373,898        6.53279%              9.00000%
     5                    171,318,047        6.32190%              9.00000%
     6                    164,250,547        6.32175%              9.00000%
     7                    156,183,415        6.53234%              9.00000%
     8                    147,134,017        6.32147%              9.00000%
     9                    137,143,525        6.53206%              9.00000%
     10                   126,314,339        6.32129%              9.00000%
     11                   115,519,101        6.31090%              9.00000%
     12                   104,921,648        6.97554%              9.00000%
     13                    94,518,277        6.29264%              9.00000%
     14                    84,304,636        6.50233%              9.00000%
     15                    74,275,007        6.29252%              9.00000%
     16                    64,425,877        6.50221%              9.00000%
     17                    54,753,795        6.29240%              9.00000%
     18                    45,255,378        6.29235%              9.00000%
     19                    35,927,303        6.50202%              9.00000%
     20                    26,766,310        6.29222%              9.00000%
     21                    17,769,201        6.50189%              9.00000%
     22                     8,932,834        6.29209%              9.00000%
-----------------------------------------------------------------------------


Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                   Computational Materials for
[COUNTRYWIDE LOGO]       Countrywide Asset-Backed Certificates, Series 2005-03
------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
         Class 2-AV Corridor Contract Agreement Schedule and Strike Rates

-----------------------------------------------------------------------------------------------------------------------------------
                 Notional Schedule       Cap Strike    Cap Ceiling              Notional Schedule      Cap Strike       Cap Ceiling
   Period                ($)                 (%)            (%)        Period        ($)                   (%)               (%)
-----------------------------------------------------------------------------------------------------------------------------------
      1              656,880,000           7.35647%      8.75000%        31        165,403,750           6.63697%        9.24873%
      2              647,269,592           6.34227%      8.75000%        32        153,239,200           6.40892%        9.24879%
      3              638,909,300           6.12961%      8.75000%        33        141,599,501           6.62579%        9.24876%
      4              628,806,167           6.34359%      8.75000%        34        130,449,357           6.40353%        9.24736%
      5              616,976,793           6.13088%      8.75000%        35        119,742,171           6.43235%        9.24091%
      6              603,448,286           6.13086%      8.75000%        36        109,339,539           8.45581%        9.20401%
      7              588,258,988           6.34396%      8.75000%        37         88,836,582           8.01571%       10.20535%
      8              571,458,411           6.13123%      8.75000%        38         88,836,582           8.29733%       10.20215%
      9              553,107,037           6.34393%      8.75000%        39         88,836,582           8.02818%       10.20185%
     10              533,276,339           6.13220%      8.74999%        40         88,836,582           8.31306%       10.19580%
     11              512,056,926           6.13218%      8.74998%        41         88,836,582           8.05374%       10.18398%
     12              489,584,472           6.81597%      8.74998%        42         88,836,582           9.20661%       10.08618%
     13              467,702,040           6.13255%      8.74999%        43         88,836,582           9.62443%       10.07330%
     14              446,521,967           6.34528%      8.74999%        44         87,303,450           9.30782%       10.07484%
     15              426,021,683           6.13250%      8.74998%        45         82,742,656           9.62816%       10.06523%
     16              406,179,379           6.34617%      8.74989%        46         78,684,883           9.31196%       10.06635%
     17              386,974,028           6.13337%      8.74990%        47         75,066,749           9.31836%       10.05515%
     18              368,385,116           6.13335%      8.74990%        48         71,834,990          11.51966%       11.51966%
     19              350,392,862           6.34652%      8.74990%        49         68,952,981          10.45552%       10.91572%
     20              332,978,195           6.13370%      8.74990%        50         66,373,997          10.81219%       10.90335%
     21              316,122,500           6.34646%      8.74989%        51         64,064,624          10.45528%       10.91394%
     22              299,807,866           6.13866%      8.74980%        52         61,995,438          10.81238%       10.90157%
     23              283,957,820           6.17032%      8.74981%        53         60,004,707          10.45665%       10.90432%
     24              268,377,915           7.06816%      8.74980%
     25              251,666,598           6.35279%      9.24983%
     26              235,627,453           6.56529%      9.24983%
     27              220,241,002           6.33837%      9.24984%
     28              205,494,143           6.55332%      9.24962%
     29              191,479,821           6.33897%      9.24895%
     30              178,133,700           6.42152%      9.24882%
-----------------------------------------------------------------------------------------------------------------------------------


Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                   Computational Materials for
[COUNTRYWIDE LOGO]       Countrywide Asset-Backed Certificates, Series 2005-03
------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
         Class 3-AV Corridor Contract Agreement Schedule and Strike Rates

-----------------------------------------------------------------------------------------------------------------------------------
                 Notional Schedule       Cap Strike    Cap Ceiling              Notional Schedule      Cap Strike       Cap Ceiling
   Period                ($)                 (%)            (%)        Period        ($)                   (%)               (%)
-----------------------------------------------------------------------------------------------------------------------------------
      1              688,160,000           7.71104%      9.75000%        31        180,376,247           6.91182%        9.74590%
      2              679,470,901           6.65010%      9.75000%        32        167,633,153           6.67604%        9.74579%
      3              671,673,339           6.42882%      9.75000%        33        155,417,682           6.90571%        9.74473%
      4              662,056,744           6.65210%      9.74986%        34        143,688,577           6.67372%        9.74424%
      5              650,632,232           6.42966%      9.74987%        35        132,415,149           6.72483%        9.72590%
      6              637,422,102           6.42988%      9.74987%        36        121,536,800           7.76995%        9.71951%
      7              622,460,112           6.65301%      9.74985%        37        107,300,805           8.36088%        9.72039%
      8              605,792,361           6.43086%      9.74986%        38        107,300,805           8.65438%        9.71791%
      9              587,475,665           6.65495%      9.74979%        39        107,300,805           8.37517%        9.71638%
     10              567,582,476           6.43287%      9.74967%        40        107,300,805           8.67085%        9.71332%
     11              546,275,768           6.43312%      9.74967%        41        107,300,805           8.39603%        9.64028%
     12              523,715,056           7.14940%      9.74964%        42        107,300,805           8.76295%        9.61683%
     13              500,583,260           6.43332%      9.74955%
     14              478,190,525           6.65611%      9.74938%
     15              456,513,239           6.43428%      9.74932%
     16              435,528,623           6.65721%      9.74899%
     17              415,214,463           6.43429%      9.74902%
     18              395,549,294           6.43418%      9.74903%
     19              376,512,373           6.65789%      9.74881%
     20              358,041,825           6.43494%      9.74863%
     21              340,164,471           6.65919%      9.74849%
     22              322,833,482           6.43752%      9.74820%
     23              305,248,497           6.57812%      9.74821%
     24              287,606,693           7.35393%      9.74801%
     25              270,232,013           6.61802%      9.74782%
     26              253,483,637           6.84022%      9.74750%
     27              237,463,933           6.60871%      9.74747%
     28              222,177,765           6.83214%      9.74692%
     29              207,600,749           6.66897%      9.74657%
     30              193,684,405           6.68305%      9.74645%
-----------------------------------------------------------------------------------------------------------------------------------



Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities accou

                                                   Computational Materials for
[COUNTRYWIDE LOGO]       Countrywide Asset-Backed Certificates, Series 2005-03
------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
        Floating Rate Subordinate Corridor Contract Agreement Schedule
                               and Strike Rates


-----------------------------------------------------------------------------------------------------------------------------------
                 Notional Schedule       Cap Strike    Cap Ceiling              Notional Schedule      Cap Strike       Cap Ceiling
   Period                ($)                 (%)            (%)        Period        ($)                   (%)               (%)
-----------------------------------------------------------------------------------------------------------------------------------
      1              366,360,000           7.53788%      8.25000%        31        366,360,000           6.77703%         9.24688%
      2              366,360,000           6.49959%      8.25000%        32        366,360,000           6.54504%         9.24687%
      3              366,360,000           6.28242%      8.24990%        33        366,360,000           6.76844%         9.24630%
      4              366,360,000           6.50107%      8.24974%        34        366,360,000           6.54122%         9.24537%
      5              366,360,000           6.28332%      8.24968%        35        366,360,000           6.58140%         9.23282%
      6              366,360,000           6.28338%      8.24964%        36        366,360,000           8.10629%         9.21292%
      7              366,360,000           6.50155%      8.24958%        37        366,360,000           8.19161%        10.21255%
      8              366,360,000           6.28399%      8.24956%        38        324,792,839           8.47877%        10.20968%
      9              366,360,000           6.50247%      8.24949%        39        286,330,768           8.20391%        10.20876%
     10              366,360,000           6.28544%      8.24941%        40        250,729,332           8.49354%        10.20422%
     11              366,360,000           6.28555%      8.24940%        41        218,815,609           8.22527%        10.16175%
     12              366,360,000           6.98587%      8.24931%        42        190,815,922           8.98583%        10.10157%
     13              366,360,000           6.28582%      8.24933%        43        169,301,235           9.25000%         9.53527%
     14              366,360,000           6.50368%      8.24923%        44        158,485,404           9.47736%        10.08027%
     15              366,360,000           6.28629%      8.24921%        45        148,879,234           9.50000%         9.76670%
     16              366,360,000           6.50468%      8.24899%        46        140,322,210           9.47839%        10.06910%
     17              366,360,000           6.28672%      8.24902%        47        132,680,154           9.48309%        10.03909%
     18              366,360,000           6.28665%      8.24902%        48        125,840,223           9.50000%         9.50000%
     19              366,360,000           6.50520%      8.24890%        49        120,160,343           9.50000%         9.79638%
     20              366,360,000           6.28722%      8.24883%        50        115,560,223           9.50000%         9.50000%
     21              366,360,000           6.50583%      8.24873%        51        111,442,246           9.50000%         9.79412%
     22              366,360,000           6.29097%      8.24856%        52        107,754,123           9.50000%         9.50000%
     23              366,360,000           6.37814%      8.24840%        53        104,295,613           9.50000%         9.78651%
     24              366,360,000           7.21379%      8.24847%
     25              366,360,000           6.48796%      9.24842%
     26              366,360,000           6.70540%      9.24825%
     27              366,360,000           6.47614%      9.24824%
     28              366,360,000           6.69541%      9.24784%
     29              366,360,000           6.50714%      9.24726%
     30              366,360,000           6.55480%      9.24724%
-----------------------------------------------------------------------------------------------------------------------------------


Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                   Computational Materials for
[COUNTRYWIDE LOGO]       Countrywide Asset-Backed Certificates, Series 2005-03
------------------------------------------------------------------------------


                 Class AF-1 Available Funds Rate Schedule (1)
                 --------------------------------------------


----------------------------------------------------------------
                             Available         Available Funds
                            Funds Rate            Rate (%)
      Period                    (%)
--------------------        ------------     -------------------
                                (2)                 (3)
         1                     7.538               7.538
         2                     6.533               9.000
         3                     6.322               9.000
         4                     6.533               9.000
         5                     6.322               9.000
         6                     6.322               9.000
         7                     6.532               9.000
         8                     6.321               9.000
         9                     6.532               9.000
        10                     6.321               9.000
        11                     6.311               9.000
        12                     6.976               9.000
        13                     6.293               9.000
        14                     6.502               9.000
        15                     6.293               9.000
        16                     6.502               9.000
        17                     6.292               9.000
        18                     6.292               9.000
        19                     6.502               9.000
        20                     6.292               9.000
        21                     6.502               9.000
        22                     6.292               9.000
----------------------------------------------------------------

(1) Subject to those limitations set forth under "Pass-Through Rate" of the attached Computational Materials.
(2) Assumes that 1-Month LIBOR stays at 2.850%, 6-Month LIBOR stays at 3.296%, the collateral is run at the Pricing Prepayment Speed (100%) to call and includes all projected cash proceeds (if any) from the related Corridor Contract.
(3) Assumes that 1-Month and 6-Month LIBOR instantaneously increase by 2000 basis points, the collateral is run at the Pricing Prepayment Speed (100%) and includes all projected cash proceeds (if any) from the related Corridor Contract.

-------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                   Computational Materials for
[COUNTRYWIDE LOGO]       Countrywide Asset-Backed Certificates, Series 2005-03
------------------------------------------------------------------------------

                 Class 2-AV Available Funds Rate Schedule (1)
                 --------------------------------------------


-----------------------------------------------      -----------------------------------------------
              Available Funds   Available Funds                   Available Funds   Available Funds
Period           Rate (%)            Rate (%)           Period        Rate (%)         Rate (%)
-----------    --------------   ---------------      -----------   --------------   ----------------
                    (2)               (3)                               (2)     `          (3)
    1                7.606             7.606               47            9.199             10.500
    2                6.592             9.000               48            10.184            12.115
    3                6.380             9.000               49            9.199             11.500
    4                6.594             9.000               50            9.506             11.500
    5                6.381             9.000               51            9.199             11.500
    6                6.381             9.000               52            9.506             11.500
    7                6.594             9.000               53            9.199             11.500
    8                6.381             9.000               54            9.199             12.184
    9                6.594             9.000               55            9.506             12.688
    10               6.382             9.000               56            9.199             12.278
    11               6.382             9.000               57            9.506             12.688
    12               7.066             9.000               58            9.199             12.279
    13               6.382             9.000               59            9.199             12.281
    14               6.595             9.000               60            10.185            14.334
    15               6.382             9.000               61            9.199             13.003
    16               6.596             9.000               62            9.506             13.436
    17               6.383             9.000               63            9.199             13.003
    18               6.383             9.000               64            9.506             13.436
    19               6.596             9.000               65            9.199             13.003
    20               6.384             9.000               66            9.199             13.003
    21               6.596             9.000               67            9.506             13.436
    22               6.388             9.000               68            9.199             13.003
    23               6.418             9.000               69            9.506             13.436
    24               7.314             9.000               70            9.199             13.003
    25               6.599             9.500               71            9.199             13.003
    26               6.812             9.500               72            10.185            14.396
    27               6.585             9.500               73            9.199             13.003
    28               6.798             9.500               74            9.506             13.436
    29               6.576             9.500               75            9.199             13.003
    30               6.610             9.500               76            9.506             13.436
    31               6.825             9.500               77            9.199             13.003
    32               6.600             9.500               78            9.199             13.003
    33               6.816             9.500               79            9.506             13.437
    34               6.596             9.500               80            9.199             13.003
    35               6.621             9.500               81            9.506             13.437
    36               8.591             9.500               82            9.199             13.003
    37               8.153            10.500           ----------------------------------------------
    38               8.427            10.500
    39               8.157            10.500
    40               8.432            10.500
    41               8.163            10.500
    42               9.135            10.500
    43               9.509            10.500
    44               9.201            10.500
    45               9.507            10.500
    46               9.199            10.500
-------------------------------------------------

(1) Subject to those limitations set forth under "Pass-Through Rate" of the attached Computational Materials.
(2) Assumes that 1-Month LIBOR stays at 2.850%, 6-Month LIBOR stays at 3.296%, the collateral is run at the Pricing Prepayment Speed (100%) to call and includes all projected cash proceeds (if any) from the related Corridor Contract.
(3) Assumes that 1-Month and 6-Month LIBOR instantaneously increase by 2000 basis points, the collateral is run at the Pricing Prepayment Speed (100%) and includes all projected cash proceeds (if any) from the related Corridor Contract.

-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                   Computational Materials for
[COUNTRYWIDE LOGO]       Countrywide Asset-Backed Certificates, Series 2005-03
------------------------------------------------------------------------------


                 Class 3-AV Available Funds Rate Schedule (1)
                 --------------------------------------------

-----------------------------------------------      -----------------------------------------------
              Available Funds   Available Funds                   Available Funds   Available Funds
Period           Rate (%)            Rate (%)           Period        Rate (%)         Rate (%)
-----------    --------------   ---------------      -----------   --------------   ----------------
                    (2)               (3)                               (2)     `          (3)
    1              7.961             7.961               47            9.695             10.112
    2              6.900             10.000              48            10.734            11.607
    3              6.679             10.000              49            9.721             11.356
    4              6.902             10.000              50            10.044            11.736
    5              6.680             10.000              51            9.720             11.360
    6              6.680             10.000              52            10.043            11.739
    7              6.903             10.000              53            9.719             11.364
    8              6.681             10.000              54            9.719             11.726
    9              6.905             10.000              55            10.044            13.009
    10             6.682             10.000              56            9.720             12.589
    11             6.683             10.000              57            10.044            13.009
    12             7.399             10.000              58            9.720             12.590
    13             6.683             10.000              59            9.720             12.590
    14             6.905             10.000              60            10.762            14.153
    15             6.683             10.000              61            9.720             13.285
    16             6.906             10.000              62            10.045            13.728
    17             6.683             10.000              63            9.721             13.285
    18             6.683             10.000              64            10.045            13.728
    19             6.907             10.000              65            9.721             13.285
    20             6.684             10.000              66            9.721             13.285
    21             6.907             10.000              67            10.045            13.728
    22             6.686             10.000              68            9.721             13.285
    23             6.825             10.000              69            10.045            13.728
    24             7.600             10.000              70            9.721             13.285
    25             6.865             10.000              71            9.721             13.285
    26             7.087             10.000              72            10.762            14.709
    27             6.854             10.000              73            9.721             13.286
    28             7.077             10.000              74            10.045            13.729
    29             6.888             10.000              75            9.721             13.286
    30             6.895             10.000              76            10.045            13.729
    31             7.123             10.000              77            9.721             13.286
    32             6.889             10.000              78            9.721             13.286
    33             7.117             10.000              79            10.045            13.729
    34             6.886             10.000              80            9.721             13.286
    35             6.893             10.000              81            10.045            13.729
    36             7.919             10.000              82            9.721             13.286
    37             8.513             10.000           ----------------------------------------------
    38             8.799             10.000
    39             8.518             10.000
    40             8.805             10.000
    41             8.525             10.000
    42             8.845             10.000
    43             10.023            10.377
    44             9.698             10.048
    45             10.020            10.391
    46             9.696             10.061
-------------------------------------------------

(1) Subject to those limitations set forth under "Pass-Through Rate" of the attached Computational Materials.
(2) Assumes that 1-Month LIBOR stays at 2.850%, 6-Month LIBOR stays at 3.296%, the collateral is run at the Pricing Prepayment Speed (100%) to call and includes all projected cash proceeds (if any) from the related Corridor Contract.
(3) Assumes that 1-Month and 6-Month LIBOR instantaneously increase by 2000 basis points, the collateral is run at the Pricing Prepayment Speed (100%) and includes all projected cash proceeds (if any) from the related Corridor Contract.
-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                   Computational Materials for
[COUNTRYWIDE LOGO]       Countrywide Asset-Backed Certificates, Series 2005-03
------------------------------------------------------------------------------

          Floating Rate Subordinate Available Funds Rate Schedule (1)
          -----------------------------------------------------------


-----------------------------------------------      -----------------------------------------------
              Available Funds   Available Funds                   Available Funds   Available Funds
Period           Rate (%)            Rate (%)           Period        Rate (%)         Rate (%)
-----------    --------------   ---------------      -----------   --------------   ----------------
                    (2)               (3)                               (2)     `          (3)
    1              7.788             7.788               47            9.435             10.500
    2              6.750             8.500               48            10.457            11.852
    3              6.532             8.500               49            9.468             11.500
    4              6.751             8.500               50            9.784             11.578
    5              6.533             8.500               51            9.468             11.500
    6              6.533             8.500               52            9.783             11.580
    7              6.751             8.500               53            9.468             11.500
    8              6.534             8.500               54            9.468             11.947
    9              6.752             8.500               55            9.784             12.854
    10             6.535             8.500               56            9.468             12.439
    11             6.535             8.500               57            9.784             12.854
    12             7.235             8.500               58            9.468             12.439
    13             6.535             8.500               59            9.468             12.441
    14             6.753             8.500               60            10.483            14.241
    15             6.536             8.500               61            9.468             13.149
    16             6.754             8.500               62            9.784             13.587
    17             6.536             8.500               63            9.469             13.149
    18             6.536             8.500               64            9.784             13.587
    19             6.754             8.500               65            9.469             13.149
    20             6.536             8.500               66            9.469             13.149
    21             6.755             8.500               67            9.784             13.587
    22             6.539             8.500               68            9.469             13.149
    23             6.625             8.500               69            9.784             13.587
    24             7.460             8.500               70            9.469             13.149
    25             6.734             9.500               71            9.469             13.149
    26             6.952             9.500               72           10.483             14.558
    27             6.722             9.500               73            9.469             13.149
    28             6.940             9.500               74            9.785             13.587
    29             6.735             9.500               75            9.469             13.149
    30             6.755             9.500               76            9.785             13.587
    31             6.976             9.500               77            9.469             13.149
    32             6.747             9.500               78            9.469             13.149
    33             6.969             9.500               79            9.785             13.588
    34             6.744             9.500               80            9.469             13.149
    35             6.759             9.500               81            9.785             13.588
    36             8.249             9.500               82            9.469             13.149
    37             8.336            10.500          -----------------------------------------------
    38             8.616            10.500
    39             8.340            10.500
    40             8.620            10.500
    41             8.344            10.500
    42             8.991            10.500
    43             9.762            10.500
    44             9.444            10.500
    45             9.756            10.500
    46             9.438            10.500
-----------------------------------------------

(1) Subject to those limitations set forth under "Pass-Through Rate" of the attached Computational Materials.
(2) Assumes that 1-Month LIBOR stays at 2.850%, 6-Month LIBOR stays at 3.296%, the collateral is run at the Pricing Prepayment Speed (100%) to call and includes all projected cash proceeds (if any) from the related Corridor Contract.
(3) Assumes that 1-Month and 6-Month LIBOR instantaneously increase by 2000 basis points, the collateral is run at the Pricing Prepayment Speed (100%) and includes all projected cash proceeds (if any) from the related Corridor Contract.
-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


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